                                                                   EXHIBIT 10.25


THIS WARRANT AND THE SHARES OF COMMON STOCK PURCHASABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION AND MAY NOT BE SOLD, OFFERED FOR SALE OR OTHERWISE TRANSFERRED UNLESS REGISTERED OR QUALIFIED UNDER SAID ACT AND APPLICABLE STATE SECURITIES LAWS OR UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL IN FORM AND SCOPE REASONABLY SATISFACTORY TO THE COMPANY THAT REGISTRATION, QUALIFICATION OR OTHER SUCH ACTIONS ARE NOT REQUIRED UNDER ANY SUCH LAWS. THE OFFERING OF THIS SECURITY HAS NOT BEEN REVIEWED OR APPROVED BY ANY STATE'S SECURITIES ADMINISTRATOR. THIS WARRANT AND THE SHARES OF COMMON STOCK PURCHASABLE HEREUNDER ARE ALSO SUBJECT TO A BUY-SELL AGREEMENT, DATED AS OF DECEMBER 10, 2003, BETWEEN THE COMPANY AND THE INITIAL HOLDER A COPY OF WHICH IS ON FILE WITH THE COMPANY AND WILL BE FURNISHED UPON WRITTEN REQUEST AND WITHOUT CHARGE. THIS WARRANT AND THE SHARES OF COMMON STOCK PURCHASABLE HEREUNDER ARE ALSO SUBJECT TO AN EXECUTIVE EMPLOYMENT AGREEMENT DATED AS OF DECEMBER 10, 2003 BY AND BETWEEN THE COMPANY AND JEFF L. HULL, A COPY OF WHICH IS ON FILE WITH THE COMPANY AND WILL BE FURNISHED UPON WRITTEN REQUEST AND WITHOUT CHARGE TO THE REGISTERED HOLDER OF THIS WARRANT.

                                                        Dated: December 10, 2003

                                     WARRANT

                    To Purchase 7,750 Shares of Common Stock

                               ATRIUM CORPORATION

                           EXPIRING December 10, 2013.

         THIS IS TO CERTIFY THAT, for value received, Jeff L. Hull, or registered assigns as a holder of this Warrant (the "Holder"), is entitled to purchase from Atrium Corporation (successor by merger of KAT Holdings, Inc. and Atrium Corporation), a Delaware corporation (the "Company"), at any time or from time to time prior to 5:00 p.m., Dallas, Texas time, December 10, 2013 (without early termination of vested Warrants due to the termination of employment of the initial Holder) at the place where the Warrant Agency (as hereinafter defined) is located, (i) at the A Exercise Price (as hereinafter defined) 4,000 shares of common stock, par value $.01 per share (the "Common Stock"), of the Company (the "A Warrant"), but only if and to the extent the A Warrant is A Warrant Vested and (ii) at the B Exercise Price (as hereinafter defined)

3,750 shares of Common Stock, par value $.01 per share of the Company (the "B Warrant"), but only to the extent the B Warrant is B Warrant Vested. The Holder shall designate at the time of exercise whether the Holder is exercising an A Warrant and/or B Warrant and the number of shares of Common Stock to be purchased respectively thereunder. Notwithstanding the foregoing, in the event that Termination of Employment occurs as a result (a) of the Holder's death or Disability, (b) the Holder's termination by the Company or any Related Entity without Cause, (c) a Company Non-Renewal of Holder, (d) a termination by the Holder for Good Reason, or (e) Retirement, all of the remaining unvested portion of the A Warrant or B Warrant at the time of Termination of Employment shall automatically become A Warrant Vested or B Warrant Vested, as applicable for all purposes hereof. In addition, in the event that a Change of Control or Sale of the Company occurs, then upon consummation thereof, all of the unvested portion of the A Warrant or B Warrant shall automatically become A Warrant Vested or B Warrant Vested, as applicable. In the event that a Qualified Public Offering is consummated, then, effective upon the consummation of the Qualified Public Offering, one-half of the unvested portion of the A Warrant or B Warrant that are then unvested (if any) shall automatically become A Warrant Vested or B Warrant Vested, and as to any remaining unvested portion of the A Warrant or B Warrant, they will continue to vest in accordance with this Warrant, provided that any such remaining unvested portion of the A Warrant or B Warrant that are still unvested as of the 18 month anniversary of the release or termination of the QPO Lock-Ups shall automatically become A Warrant Vested or B Warrant Vested, as applicable, at such anniversary.

          Certain terms used in this Warrant are defined in Article V.

                                   ARTICLE I

                              EXERCISE OF WARRANTS

         Method of Exercise. To exercise this Warrant in whole or in part, the Holder shall deliver to the Company, at the Warrant Agency, (a) this Warrant,
(b) a written notice, in substantially the form of the Subscription Notice attached hereto as Annex A, of such Holder's election to exercise this Warrant, which notice shall specify (i) whether the Holder is exercising an A Warrant and/or B Warrant, (ii) the number of shares of Common Stock to be purchased under an A Warrant and/or B Warrant, as applicable, (iii) the denominations of the share certificate or certificates desired, (iv) the name or names in which such certificate or certificates are to the registered, (c) if the Common Stock to be received upon the exercise of this Warrant has not been registered under the Securities Act, a written certification in substantially the form of the Certification attached hereto as Annex B, and (d) payment of the Exercise Price with respect to such shares. Such payment may be made, at the option of the Holder, by cash, money order, certified or bank cashier's check, wire transfer or by the surrender, assignment and transfer by the Holder to the Company of a portion of this Warrant whose aggregate Fair Market Value

(determined by reference to the Fair Market Value per share of underlying Common Stock minus the exercise price of the surrendered Warrant) equals the exercise price.

         With respect to the exercise of the A Warrant and/or B Warrant, the Company shall, as promptly as practicable and in any event within five Business Days after receipt of such written notice of exercise, execute and deliver or cause to be executed and delivered, in accordance with such notice, a certificate or certificates representing the aggregate number of shares of Common Stock specified in said notice. The share certificate or certificates so delivered shall be in such denominations as may be specified in such notice or, if such notice shall not specify denominations, shall be in the amount of the number of shares of Common Stock for which the Warrant is being exercised, and shall be issued in the name of the Holder or such other name or names as shall be designated in such notice. Such certificate or certificates shall be deemed to have been issued, and such Holder or any other Person so designated to be named therein shall be deemed for all purposes to have become a holder of record of such shares, as of the date the aforementioned notice is received by the Company. If this Warrant shall have been exercised only in part (including if part of this Warrant is surrendered to pay the exercise price), the Company shall, at the time of delivery of the certificate or certificates, deliver to the Holder a new Warrant evidencing the rights to purchase the remaining shares of Common Stock which may be purchased under the A Warrant and/or B Warrant, as applicable, which new Warrant shall in all other respects be identical with this Warrant, or, at the request of the Holder, appropriate notation may be made on this Warrant which shall then be returned to the Holder. The Company shall pay all expenses, taxes (if any) and other charges payable in connection with the preparation, issuance and delivery of share certificates and a new Warrant, except that, if share certificates or a new Warrant shall be registered in a name or names other than the name of the Holder, funds sufficient to pay all transfer taxes payable as a result of such transfer shall be paid by the Holder at the time of delivery of the aforementioned notice of exercise or promptly upon receipt of a written request of the Company for payment.

         1.1 Shares To Be Fully Paid and Nonassessable. All shares of Common Stock issued upon the exercise of this Warrant shall be validly issued, fully paid and nonassessable and free from all preemptive rights of any stockholder, and from all taxes.

         1.2 No Fractional Shares To Be Issued. The Company shall not be required to issue fractions of shares of Common Stock upon exercise of this Warrant. If any fraction of a share would, but for this Section, be issuable upon any exercise of this Warrant, in lieu of such fractional share the Company shall pay to the Holder, in cash, an amount equal to such fraction of the Fair Market Value per share of Common Stock of the Company on the Business Day immediately prior to the date of such exercise.

         1.3 Share Legend. Each certificate for shares of Common Stock issued upon exercise of this warrant, unless at the time of exercise such shares are registered under the Securities Act, shall bear the following legend:

         "This security has not been registered under the Securities Act of 1933, as amended, or under the securities laws of any state or other jurisdiction and may not be sold, offered for sale or otherwise transferred unless registered or qualified under said Act and applicable state securities laws or unless the Company receives an opinion of counsel in form and scope reasonably satisfactory to the Company that registration, qualification or other such actions are not required under any such laws. The offering of this security has not been reviewed or approved by any state securities administrator. This security is subject to a Stockholders Agreement, dated as of December 10, 2003, between the Company and the other parties listed therein, and a Buy-Sell Agreement, dated as of December 10, 2003, between the Company and the initial holder hereof, copies of which are on file with the Company and will be furnished upon written request and without charge."

         Any certificate issued at any time in exchange or substitution for any certificate bearing such legend (except a new certificate issued upon completion of a public distribution pursuant to a registration statement under the Securities Act) shall also bear such legend unless, in the opinion of counsel selected by the holder of such certificate and reasonably acceptable to the Company, the securities represented thereby are no longer subject to restrictions on resale under the Securities Act.

         1.4 Reservation; Authorization. The Company has reserved and will keep available for issuance upon exercise of this Warrant the total number of shares of Common Stock deliverable upon exercise of this Warrant from time to time outstanding. The issuance of such shares has been duly and validly authorized and, when issued and sold in accordance with this Warrant, such shares will be duly and validly issued, fully paid and nonassessable.

                                   ARTICLE II

                       WARRANT AGENCY; TRANSFER, EXCHANGE
                           AND REPLACEMENT OF WARRANTS

         2.1 Warrant Agency. At any time after a public offering of Common Stock registered under the Securities Act, the Company may promptly appoint and thereafter maintain, at its own expense, an agency in New York, New York, which agency may be the Company's then existing transfer agent (the "Warrant Agency"), for certain purposes specified herein, and shall give prompt notice of such appointment (and appointment of any successor Warrant Agency) to the Holder. Until an independent Warrant Agency is so appointed, the Company shall perform the obligations of the Warrant Agency provided herein at its address as specified on the signature page hereto or such other address as the Company shall specify by notice to the Holder.

         2.2 Ownership of Warrant. The Company may deem and treat the Person in whose name this Warrant is registered as the Holder and owner hereof (notwithstanding any notations of ownership or writing hereon made by any Person other than the Warrant Agency) for all purposes and shall not be affected by any notice to the contrary, until presentation of this Warrant for registration of transfer as provided in this Article II.

         2.3 Transfer of Warrant. Holder may not sell, assign, transfer, pledge or otherwise dispose of ("Transfer") all or any portion of this Warrant, either voluntarily or involuntarily or by operation of law, other than by will or the laws of descent and distribution; provided, that Holder may Transfer all or any portion of the Warrant to Holder's Personal Representative, so long as such Personal Representative agrees to be bound by the provisions hereof, including the Stockholders Agreement and Buy-Sell Agreement referenced in the legend included in Section 1.3.

         2.4 Division of Warrant. This Warrant may be divided upon surrender hereof to the Warrant Agency, together with a written notice specifying the names and denominations in which the new Warrants are to be issued, signed by the Holder. Subject to compliance with Section 2.3 as to any Transfer which may be involved in the division, the Company shall execute and deliver new Warrants in exchange for the Warrant or Warrants to be divided in accordance with such notice.

         2.5 Loss, Theft, Destruction or Mutilation of Warrants. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction, upon receipt of indemnity or security reasonably satisfactory to the Company, or, in the case of any such mutilation, upon surrender and cancellation of such Warrant, the Company will make and deliver, in lieu of such lost, stolen, destroyed or mutilated Warrant, a new Warrant of like tenor and representing the right to purchase the same aggregate number of shares of Common Stock as provided for in such lost, stolen, destroyed or mutilated Warrant.

         2.6 Expenses of Delivery of Warrants. The Company shall pay all expenses, taxes (other than transfer taxes and income taxes) and other charges payable in connection with the preparation, issuance and delivery of this Warrant and the Common Stock issuable hereunder.

                                  ARTICLE III

                                 CERTAIN RIGHTS

         3.1 Stockholders Agreement and Buy-Sell Agreement. This Warrant and the Common Stock issuable upon exercise of this Warrant are subject to a Stockholders Agreement dated as of December 10, 2003, by and among the Company and the other parties listed therein (the "Stockholders Agreement"), the Employment Agreement, dated as of December 10, 2003, between the Company and the initial holder hereof ("Employment Agreement") and to the Buy-Sell Agreement, dated as of December 10,

2003, by and between the Company and the initial holder hereof ("Buy-Sell Agreement"). The Company shall keep a copy of the Stockholders Agreement, the Buy-Sell Agreement and the Employment Agreement and any amendments thereto, at the Warrant Agency and shall furnish copies thereof to the Holder upon request.

                                   ARTICLE IV

                     ANTIDILUTION AND PROTECTIVE PROVISIONS

         4.1 Adjustments Generally. The Exercise Price and the number of shares of Common Stock (or other securities or property) issuable upon exercise of this Warrant shall be subject to adjustment from time to time upon the occurrence of certain events, as provided in this Article IV.

         4.2 Common Stock Reorganization. If the Company shall after the date of issuance of this Warrant subdivide its outstanding shares of Common Stock into a greater number of shares or consolidate its outstanding shares of Common Stock into a smaller number of shares (any such event being called a "Common Stock Reorganization"), then (a) the Exercise Price of the A Warrant and/or B Warrant shall each be adjusted, effective immediately after the record date at which the holders of shares of Common Stock are determined for purposes of such Common Stock Reorganization, to a price determined by multiplying the applicable Exercise Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding on such record date before giving effect to such Common Stock Reorganization and the denominator of which shall be the number of shares of Common Stock outstanding after giving effect to such Common Stock Reorganization, and (b) the number of shares of Common Stock subject to purchase upon exercise of the A Warrant and/or B Warrant shall each be adjusted, effective at such time, to a number determined by multiplying the number of shares of Common Stock subject to purchase immediately before such Common Stock Reorganization by a fraction, the numerator of which shall be the number of shares outstanding after giving effect to such Common Stock Reorganization and the denominator of which shall be the number of shares of Common Stock outstanding immediately before such Common Stock Reorganization.

         4.3 Capital Reorganization. If after the date of issuance of this Warrant there shall be any consolidation or merger to which the Company is a party, other than a consolidation or a merger in which the Company is a continuing corporation and which does not result in any reclassification of, or change (other than a Common Stock Reorganization or a change in par value) in, outstanding shares of Common Stock, or any sale or conveyance of the property of the Company as an entirety or substantially as an entirety (any such event being called a "Capital Reorganization"), then, effective upon the effective date of such Capital Reorganization, the Holder shall have the right to purchase, upon exercise of this Warrant, the kind and amount of shares of stock and other securities and property (including cash) which the Holder would have owned or have been entitled to receive after such Capital Reorganization if this Warrant had been exercised as permitted herein immediately prior to such Capital Reorganization. As a condition to effecting any Capital Reorganization, the Company or the successor or surviving corporation, as the case may be, shall execute and deliver to the Holder an agreement as to the Holder's rights in accordance with this Section 4.3, providing for subsequent adjustments as nearly equivalent as may be practicable to the adjustments provided for in this Article
IV. The provisions of this Section 4.3 shall similarly apply to successive Capital Reorganizations.

         4.4 Certain Other Events. In the event of a Recapitalization Event, the Holder shall be entitled to receive his proportionate share of any dividend, distribution or other proceeds paid or payable to the holders of the Common Stock in respect of the then unexercised portion of his Warrant (regardless of whether relating to unvested or vested Warrants and in addition to any such dividends, distribution or proceeds to which the Holder is entitled in respect of any shares of Common Stock already purchased by the Holder upon any prior exercise of any vested portion of his Warrant), determined as if such Holder had exercised the then unexercised portion of his Warrant immediately prior to the consummation of such Recapitalization Event; provided, however, that such Holder, in order to receive and participate in the distribution proceeds from such Recapitalization Event in relation to their Warrant, shall be required, as a condition thereof, to exercise such Warrant in accordance with the terms thereof. In connection with a Recapitalization Event, with respect to proceeds attributable to the unexercised portion of any Warrant, the Company will establish an unfunded bookkeeping account to reflect the participation in distribution proceeds in relation to the Warrant, such that such proceeds are paid to the Holder upon exercise of the Warrant at any time in accordance with this Warrant (including in relation to any unvested Warrant at the time of the Recapitalization Event which subsequently become A Warrant Vested or B Warrant Vested). Any such proceeds attributable to unexercised Warrants upon the termination or expiration of this Warrant will be paid to and become the property of the Company. In addition, if any event occurs after the date of issuance of this Warrant as to which the foregoing provisions of this Article IV are not strictly applicable or, if strictly applicable, would not, in the good faith judgment of the Board of Directors of the Company (the "Board"), fairly protect the purchase rights of the Holder in accordance with the essential intent and principles of such provisions, then the Board shall make such adjustments in the application of such provisions, in accordance with such essential intent and principles, as shall be reasonably necessary, in the good faith opinion of the Board, to protect such purchase rights as aforesaid.

         4.5 Adjustment Rules.

         (a) Any adjustments pursuant to this Article IV shall be made successively whenever an event referred to herein shall occur.

         (b) If the Company shall set a record date to determine the holders of shares of Common Stock for purposes of a Common Stock Reorganization or Capital Reorganization, and shall legally abandon such action prior to effecting such action, then no adjustment shall be made pursuant to this Article IV in respect of such action.

         (c) No adjustment in the amount of shares purchasable upon exercise of this Warrant or in either of the Exercise Prices shall be made hereunder unless such adjustment increases or decreases such amount or price by one percent or more, but any such lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment which together with any adjustments so carried forward shall serve to adjust such amount or price by one percent or more.

         (d) No adjustment in the Exercise Price shall be made hereunder if such adjustment would reduce the exercise price to an amount below par value of the Common Stock, which par value shall initially be $.01 per share of Common Stock.

         4.6 Notice of Adjustment. The Company shall give the Holder reasonable notice of the record date or effective date, as the case may be, of any action, which requires or might require an adjustment or readjustment pursuant to this
Article IV. Such notice shall describe such event in reasonable detail and specify the record date or effective date, as the case may be, and, if determinable, the required adjustment and the computation thereof. If the required adjustment is not determinable at the time of such notice, the Company shall give reasonable notice to the Holder of such adjustment and computation promptly after such adjustment becomes determinable.

                                   ARTICLE V

                                   DEFINITIONS

         The following terms, as used in this Warrant, have the following respective meanings:

         "A Exercise Price" means for a particular exercise of the A Warrant, a per share price of $0.01, as such per share price may be adjusted from time to time pursuant to Article IV hereof.

         "B Exercise Price" means for a particular exercise of the B Warrant, a per share price of $1,000.00, as such per share price may be adjusted from time to time pursuant to Article IV hereof.

         "A Warrant Vested" shall be determined by reference to a vesting schedule, such that prior to February 1, 2004, none of the A Warrant will be deemed vested for this purpose, and from and after February 1, 2004, all of the A Warrant will be deemed vested for this purpose, provided, that such vesting may be accelerated as provided in the introduction hereto.

         "B Warrant Vested" shall be determined by reference to a vesting schedule, such that prior to January 1, 2004, none of the B Warrant will be deemed vested for this purpose, and from and after January 1, 2004, the amount of the B Warrant that will be deemed vested for this purpose will equal the amount of shares issuable upon exercise of the B Warrant multiplied by a fraction, the numerator of which is the number of full months elapsed since January 1, 2004, and the denominator of which is 60, such that all of the B Warrant will be deemed vested for this purpose as of February 1, 2009, provided, that such vesting may be accelerated as provided in the introduction hereto.

         "Business Day" shall mean (a) if any class of Common Stock is listed or admitted to trading on a national securities exchange, a day on which the principal national securities exchange on which such class of Common Stock is listed or admitted to trading is open for business or (b) if no class of Common Stock is so listed or admitted to trading, a day on which the New York Stock Exchange is open for business.

         "Buy-Sell Agreement" is defined in Section 3.1.

         "Capital Reorganization" shall have the meaning set forth in Section
4.3.

         "Change of Control" shall have the meaning set forth in the Employment Agreement.

         "Closing Price" with respect to any security on any day means (a) if such security is listed or admitted for trading on a national securities exchange, the reported last sales price regular way or, if no such reported sale occurs on such day, the average of the closing bid and asked prices regular way on such day, in each case as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which such class of security is listed or admitted to trading, or (b) if such security is not listed or admitted to trading on any national securities exchange, the last quoted sales price, or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market on such day as reported by NASDAQ or any comparable system then in use or, if not so reported, as reported by any New York Stock Exchange member firm reasonably selected by the Company for such purpose.

         "Common Stock" shall have the meaning set forth in the first paragraph of this Warrant.

         "Common Stock Reorganization" shall have the meaning set forth in
Section 4.2.

         "Company" shall have the meaning set forth in the first paragraph of this Warrant.

         "Employment Agreement" means the Employment Agreement, dated the date hereof, by and between the Company and the Holder.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended, and any similar or successor federal statute, and the rules and regulations of the Securities and Exchange Commission (or its successor) thereunder, all as the same shall be in effect at the time.

         "Exercise Price" shall mean the A Exercise Price and/or B Exercise Price, as applicable.

         "Fair Market Value" means, for purposes of fractional shares, the fair market value of the business or property in question, as determined in good faith by the Board, provided, however, that the Fair Market Value of any security for which a Closing Price is available shall be the Market Price of such security.

         "Holder" shall have the meaning set forth in the first paragraph of this Warrant. The term Holders shall refer to all Holders of Warrants.

         "Lead Underwriter" shall have the meaning set forth in the Buy-Sell Agreement.

         "Market Price", with respect to any security on any day means the average of the daily Closing Prices of a share or unit of such security for the 20 consecutive Business Days ending on the most recent Business Day for which a Closing Price is available; provided, however, that in the event that, in the case of Common Stock, the Market Price is determined during a period following the announcement by the Company of any subdivision, combination or reclassification of Common Stock or the record date for such subdivision, combination or reclassification, then, and in each such case, the Market Price shall be appropriately adjusted to reflect the current market price per share equivalent of Common Stock.

         "NASDAQ" means The National Association of Securities Dealers, Inc. Automated Quotation System.

         "Person" means an individual, corporation, limited liability company, partnership, limited partnership, syndicate, person (including, without limitation, a "person" as defined in Section 1 3(d)(3) of the Exchange Act), trust, association or other legal entity or government, political subdivision, agency or instrumentality of a government.

         "Personal Representative" means, with respect to any individual, any executor, administrator, trustee, guardian or other legal representative of such individual.

         "QPO Lock-Up" shall have the meaning set forth in the Atrium Corporation 2003 Stock Option Plan.

         "Qualified Public Offering" shall have the meaning set forth in the Buy-Sell Agreement.

         "Recapitalization Event" shall have the meaning set forth in the Atrium Corporation 2003 Stock Option Plan.

         "Sale of the Company" shall have the meaning set forth in the Buy-Sell Agreement.

         "Securities Act" shall mean the Securities Act of 1933, as amended, and any similar or successor federal statute, and the rules and regulations of the Securities and Exchange Commission (or its successor) thereunder, all as the same shall be in effect at the time.

         "Specified Holders" means (i) KAT Holdings, L.P. and any other investment partnership or entity managed or controlled by Kenner & Company, Inc. and/or its Affiliates, (ii) UBS Capital Americas II, LLC and/or its Affiliates,
(iii) ML IBK Positions, Inc. and/or its Affiliates, (iv) any partners, members or investors (either directly or indirectly through any investment partnerships or entities) in the entities described in clauses (i), (ii) and (iii) above who are distributees of investments held by the entities described in clauses (i),
(ii) and (iii) above, (v) any immediate family members or lineal descendents, or trusts or other entities for their benefit in respect of the Persons described in clauses (i), (ii), (iii) and (iv) above, and (vi) any Affiliates in respect of the Persons described in clauses (i), (ii), (iii) and (iv) above.

         "Stockholders Agreement" shall have the meaning set forth in Section
3.1.

         "Termination of Employment" shall have the meaning set forth in the Buy-Sell Agreement.

         "Warrant Agency" shall have the meaning set forth in Section 2.1.

         "Warrant" shall have the meaning set forth in the first paragraph of this Warrant. The term "Warrants" shall also refer to the Warrants resulting in any subdivision of this Warrant.

                                   ARTICLE VI

                                  MISCELLANEOUS

         6.1 Notices. All notices, requests, consents and other communications provided for herein shall be in writing and shall be effective upon delivery in person, faxed or telecopied, or mailed by certified or registered mail, return receipt requested, postage pre-paid, to the addresses specified on the signature pages hereto or, in any case, at such other address or addresses as shall have been furnished in writing to the Company (in the case of a Holder) or to the Holder (in the case of the Company) in accordance with the provisions of this paragraph.

         6.2 Waivers; Amendments. No failure or delay of the Holder in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Holder are cumulative and not exclusive of any rights or remedies which it would otherwise have. The provisions of this Warrant may be amended, modified or waived with (and only with) the written consent of the Company and Holders who collectively hold Warrants to purchase a majority of the Common Stock subject to purchase upon exercise of such Warrants at the time outstanding.

         Any such amendment, modification or waiver effected pursuant to this
Section 6.2 shall be binding upon the Holders, upon each future Holder thereof and upon the Company. In the event of any such amendment, modification or waiver the Company shall give prompt notice thereof to all Holders and, if appropriate, notation thereof shall be made on all Warrants thereafter surrendered for registration of transfer or exchange.

         No notice or demand on the Company in any case shall entitle the Company to any other or further notice or demand in similar or other circumstances.

         6.3 Governing Law. This Warrant shall be construed in accordance with and governed by the laws of the State of Delaware.

         6.4 Severability. In case any one or more of the provisions contained in this Warrant shall be invalid, illegal or unenforceable in any respect, the validity, legality or enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby. The parties shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

         6.5 Section Headings. The section headings used herein are for convenience of reference only, are not part of this Warrant and are not to affect the construction of or be taken into consideration in interpreting this Warrant.

         6.6 No Rights as Stockholder. This Warrant shall not entitle the Holder to any rights as a stockholder of the Company.

               [THE REMAINDER OF THIS PAGE IS INTENTIONALLY BLANK]

         IN WITNESS WHEREOF, the Company has caused this Warrant to be executed in its corporate name by one of its officers thereunto duly authorized, all as of the day and year first above written.

                                    Atrium Corporation (successor by merger of KAT Holdings, Inc. and Atrium Corporation)


Address:                            By:
                                       ----------------------------------------
                                    Name:
                                         --------------------------------------
                                    Title:
                                          -------------------------------------


ACCEPTED AND AGREED TO:


-----------------------------
Name:     Jeff L. Hull
Address:  941 Gibbs Crossing
          Coppell, TX 75019

                                     ANNEX A

                               SUBSCRIPTION NOTICE

                    (To be executed upon exercise of Warrant)

TO ATRIUM CORPORATION

         The undersigned hereby irrevocably elects to exercise the attached Warrant, and to purchase thereunder, in exercise of the A Warrant, ________ shares of Common Stock (all of which are A Warrant Vested), and/or in exercise of the B Warrant, ________ shares of Common Stock (all of which are B Warrant Vested) in exchange for payment of an Exercise Price in an aggregate amount equal to $________.

         Please issue a certificate or certificates for such shares of Common Stock in the following name or names and denominations:

         If said number of shares shall not be all the shares issuable upon exercise of the attached Warrant, a new Warrant is to be issued in the name of the undersigned for the balance remaining of such shares less any fraction of a share paid in cash.

Dated:                  , 20
       -----------------    ---
                                               --------------------------------
                                               Note:  The above signature
                                                      should correspond exactly
                                                      with the name on the face
                                                      of the attached Warrant or
                                                      with the name of the
                                                      assignee appearing in the
                                                      assignment form below.

                                     ANNEX B

                                  CERTIFICATION

         The undersigned hereby certifies to Atrium Corporation that he, she or it is:

                  a. an "accredited investor" as that term is defined in Regulation D promulgated pursuant to the Securities Act or any successor regulation, as such provisions may be in effect on the date hereof, and is an "accredited investor" pursuant to Section 501 of such provision; and

                  b. is knowledgeable, sophisticated and experienced in business and financial matters and in securities similar to the Common Stock; is aware of the limitation on the transfer of the Common Stock imposed by applicable securities laws and any limitations on transfer imposed by contracts with the Company or others; and has had access to, or been furnished with, all information about the Common Stock and the Company deemed necessary to conclude that he, she or it has the ability to bear the economic risk of the investment in the Common Stock and to afford the complete loss of such investment.

         IN WITNESS WHEREOF, the undersigned has executed this CERTIFICATION this ____ day of _______________, 20__.


For Individuals:                       For Entities:

---------------------------            ------------------------------------
Signature                              Printed Name of Entity


                                       By:
---------------------------               ---------------------------------
Printed Name                           Name:
                                            -------------------------------
                                       Title:
                                             ------------------------------


                                      B-1